

Butler National Corporation

Annual Meeting of Shareholders

Tuesday – September 28, 2021
10:00 AM – Milburn Country Club – Overland Park, KS

Agenda

Fiscal Year 2021 Annual Meeting of Shareholders

1. CALL TO ORDER
2. DECLARATION OF A QUORUM
3. BUSINESS MEETING
4. RESULTS OF VOTING
5. ADJOURN
6. MANGEMENT DISCUSSION
7. MEETING CLOSES


LETTER TO
Dear Shareholders,
The financial year under

September 28, 2021

Securities and Exchange Commission
Annual Meeting of Shareholders

- Elect Two Directors for a Three (3) Year Terms
  - Warren R. Wagoner
  - Clark D. Stewart

Ratify Selection of Auditors for Fiscal Year 2022
  - RBSM, LLP

- Advisory Vote on Compensation of Named Executives



Butler National Corporation

Annual Meeting of Shareholders

Tuesday – September 28, 2021
10:00 AM – Milburn Country Club – Overland Park, KS

VOTING TABULATION AND RESULTS



N400MS

Thank you for your patience

Agenda

Fiscal Year 2021 Annual Meeting of Shareholders

COMPLETED ITEMS 1 THROUGH 3

4 RESULTS OF VOTING

5 ADJOURN BUSINESS MEETING

6 MANAGEMENT DISCUSSION

7 QUESTIONS?


LETTER TO S
Dear Shareholders,
The financial year under

Our Locations

Corporate – Avionics/Defense – Aircraft Modifications

OLATHE, KANSAS

1 Our corporate headquarters are located in a 9,000 square foot owned facility for office and storage space at 19920 West 161st Street, in Olathe, Kansas.



TEMPE, ARIZONA

2 Butler National Corporation has an office and manufacturing operations at 4654 South Ash Ave., Tempe, Arizona in a 16,110 square foot owned facility.



NEWTON, KANSAS

3 Avcon Industries, Inc. is located at 714 North Oliver Road, Newton, Kansas, in a 42,700 square foot leased facility of hangar and office space at the municipal airport in Newton, Kansas.



Our Locations

Classic Aviation Products

4 New Century Airport – Olathe, Kansas

Butler Avionics, Inc. is located at 280 Gardner Dr. Suite 3, New Century, Kansas in a 19,500 square foot leased facility of hangar and office space at the New Century Airport (former Olathe Naval Air Station).


BUTLER
AVIONICS INC.



Our Business



- AEROSPACE PRODUCTS



Aircraft Modification (Aircraft Modifications, Aircraft)
Classic Aviation Products

Avionics (Avionics)
Defense Contracting & Electronics
Classic Aviation Products

- PROFESSIONAL SERVICES



Management Services (Gaming, Corporate)
Kansas State Owned Gaming - KELA
BHCMC and BNC Architecture & Civil Engineering

Aircraft Modifications
Multi-Mission Pod

AVCON ISR SOLUTIONS




SA2428CE + SA2429CE
SA2300CE

Avcon offers provisions for up to 7 sensors, and our pod is designed to suit Most ISR Sensors. All the sensors inside the pod are attached to an STC approved Rail Payload Attach- ment that can be customized with mounting provisions for each specific piece or type of equipment (SIGINT antennae, Radar, EO/IR, IR/UV Scanners and so on.)

This King Air ISR Radome can potentially be used with customized provisional structures to mount various systems such as:

- LRU, LiDAR, or Hyperspectral
- Belly Mounted Hardpoint Rail System with Loading Zones
- Synthetic Aperture Radar
- Transmissive Pod/Radome
- Retractable EO/IR or GMTI IR/UV
- Scanner

The King Air 200 & B300 ISR Radome is also compatible with the AFT Camera ports (STC SA2429CE) and baggage compart- ment port (SA2428CE).



EASA Approval	YES
FAA Approval	YES
Applicable Aircraft	200 Series, 300 Series

*Diagrams are for illustrative purposes only and are not to scale. Aircraft pictured may vary slightly from applicable aircraft.

Aircraft Modifications

Avcon Industries, Inc.



Aircraft Modifications

Avcon Industries, Inc. -- Newton, Kansas








Product Support for Legacy Aircraft
Avcon Industries, Inc. -- Newton, Kansas

Engineering Services



Diminishing Manufacturing Sources



Product Enhancements


N555

Keep Learjets airworthy & flying!

BOMBARDIER
LEARJET




S/N

AVIONICS

Butler Avionics, Inc. – New Century, KS

NEW AND USED PRODUCTS - INSTALLATIONS - SERVICE

Lear 24, 25, 28, 31, 35, 36, 55



Cessna 421



TBM 700



Lear 24, 25, 28, 31, 35, 36, 55



BUTLER NATIONAL CORPORATION
Tempe, Arizona

Apache/Longbow & Blackhawk Helicopters
- Gun Control, Testing Equipment, Cabling





BOOT HILL CASINO & RESORT

Dodge City, Kansas


Boot Hill
CASINO & RESORT
CASHIER



In fiscal 2021 Boot Hill Casino received gross receipts for the State of Kansas of $39.3 million compared to $35.9 million in fiscal 2020, an increase of 9.5%.

Mandated fees, taxes and distributions reduced gross receipts by $12.5 million resulting in gaming revenue of $26.8 million in fiscal 2021 compared to $24.3 million in fiscal 2020, an increase of 10.3%.

COWBOY CAFE BOOT HILL

FIRESIDES

BN

SEC Form 8-K filed Today, Sept 28, 2021

Butler National Corporation Cautionary Statement



- The statements in this presentation may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. In evaluating such statements, a number of risks, uncertainties and other factors could cause actual results, performance, financial condition, cash flows, prospects and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements.
- These risks, uncertainties and other factors include those set forth in Item 1A (Risk Factors) of the Butler National Corporation Annual Report on Form 10-K for the fiscal year ended April 30, 2021.

SEC Form 8-K filed Today, Sept 28, 2021

Certain Economic Drivers for Business Segments


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- Services – Gaming – BHCMC (Boot Hill)
  - Patrons feel at home and have fun at BHCR
  - Patron Attitude toward future of markets
  - Job satisfaction of BHCMC team members
  - Gas and Oil prices worldwide
  - Grain and Cattle prices worldwide
  - Weather West Texas north to Dakotas

SEC Form 8-K filed Today, Sept 28, 2021

Fiscal 2021 Performance



- Comparative information for fiscal years ending April 30:

(Dollars in thousands)		2021		2020		2019		2018		2017
Total Revenue	$	**61,480**	$	65,871	$	58,710	$	48,260	$	50,619
Net Income (loss)		**1,433**		4,234		3,853		341		1,534
Cash		**22,022**		16,793		9,014		7,353		6,389
Assets		**101,921**		94,782		48,902		41,431		42,778
Shareholders' Equity		**41,379**		37,804		34,344		29,266		28,296
Backlog on April 30th		**19,836**		21,003		16,161		13,179		10,815
Backlog on July 31st		**24,069**		20,645		16,694		13,400		12,900
Investment in Product Development		**3,500**		2,400		1,900		1,800		1,500

SEC Form 8-K filed Today, Sept 28, 2021

Outlook for the future by business segment



- Services – BHCMC (BHCR) and other
  - Team members have ownership attitude
  - Marketing focus on Oklahoma competition
  - Marketing approach is resulting in actual revenue and profit growth except for virus
  - Contract is now through 2039 total 30 years
  - Expansion of Gaming in Kansas is a risk

SEC Form 8-K filed Today, Sept 28, 2021

Key Economic Drivers for Business Segments



- Aerospace – Avcon – BAI – Tempe
  - Global Government Interests
  - Gas and Oil prices worldwide
  - Special Mission – Worldwide stability
  - Refreshment of current aircraft fleets
  - Regulatory/Air Traffic Control Mandates
  - Technical Advances in Avionics
  - Overall Attitude toward discretionary income/spending

SEC Form 8-K filed Today, Sept 28, 2021

Outlook for the future by business segment


WWWWW

- Aerospace – Avcon – BAI – Tempe
  - Backlogs are strong through spring 2022
  - Refreshment of Learjet 30 and 60 series is happening for Special Mission fleets
  - Worldwide market is asking for more ISR surveillance and defense support
  - ISR STC Development for King Air & others

SEC Form 8-K filed Today, Sept 28, 2021

BHCMC option to purchase Facility Lease


WWW

- Extension/renewal of the management contract is completed and approved by the State of Kansas
- BHCMC purchased the casino land and building for $41.25 million on December 22, 2020.
- Transaction consisted of two bank loans with Academy Bank, N.A. One $35 million, seven-year note with a twenty-year amortization at 5.25% and a balloon payment of approximately $19.25 million at the end of seven years. A second note for $7 million with an interest rate of 5.75% payable in full over five years.

SEC Form 8-K filed Today, Sept 28, 2021

Purchase of the minority interest in BHCMC


WWWWW

- 1st – Exercise the BHCMC option to buy Facility Lease – Completed
- 2nd – Negotiate a workable purchase and sale agreement at fair market value for the minority interest – In progress
- 3rd – There can be no assurance that any transactions will happen in this sequence or happen at all

SEC Form 8-K filed Today, Sept 28, 2021

2016 Equity Incentive Plan


WWWW

- 2016 Equity Incentive Plan, 12.5 million shares authorized 7.5 million issued – Plan is to issue remaining 5.0 million
- Board of Directors (BOD) believes that BNC should have retention program for all levels of employees
- Compensation Committee of BOD makes incentive award final determination
- Award is for performance and retention
- An outside consultant was hired to report to Compensation Committee of BOD
- Compensation Committee continues to consider awards and will make a recommendation to the BOD

SEC Form 8-K filed Today, Sept 28, 2021

Incentive 401(k) Match with BUKS stock



- Retirement Plan is a requirement for hiring and retention of employees in BNC segments
- Match encourages participation in the plan
- Stock match encourages loyalty to BNC team
- Active program to purchase stock to limit dilution
- Purchase procedure has allowed us to buy back 3,103,633 shares
- Last share match was 1,400,705 shares

QUESTIONS


N400MS

THANK YOU!